EXECUTION COPY

AMENDMENT TO
CONFIRMATIONS FOR COLLAR TRANSACTIONS

        THIS AMENDMENT is made as of this 24th day of August 2005, between CIBC Investments Limited (“Counterparty”) and Citibank, N.A. (“Citibank”).

        WHEREAS, Counterparty and Citibank entered into collar transactions (each, a “Transaction” and collectively, the “Transactions”) relating to shares of common stock, no par value (or security entitlements in respect thereof), of Global Payments Inc. pursuant to a Master Terms and Conditions for Collar Transactions dated as of May 11, 2004, which supplements, forms part of and is subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross border), as published by the International Swaps and Derivatives Association, Inc., and incorporates by reference certain definitions as set forth therein (the “Master Confirmation”) and Supplemental Confirmations No. 1, No. 2, No. 3, No. 4 and No. 5, each dated as of May 11, 2004 (each, a “Supplemental Confirmation” and each Supplemental Confirmation together with the Master Confirmation, a “Confirmation”);

        WHEREAS, Counterparty has requested and Citibank is willing, on the terms and conditions set forth below, to consent to the acceleration of the Expiration Date for each Component (as defined in the relevant Confirmation) of each Transaction and to the amendments of effected hereby;

        NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

        Section 1.   Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the relevant Confirmation.

        Section 2.   Amendment to the Confirmations.

        (a)     Supplemental Confirmation No. 1 is hereby amended by replacing the definitions of the Call Strike Price and the Expiration Date therein with the following:

        Call Strike Price:           USD 44.552395

        Expiration Date:            For each Component, August 24, 2005.

        (b)   Supplemental Confirmation No. 2 is hereby amended by replacing the definitions of the Call Strike Price and the Expiration Date therein with the following:

        Cell Strike Price:           USD 44.389376

        Expiration Date:            For each Component, August 24, 2005.

        (c)    Supplemental Confirmation No. 3 is hereby amended by replacing the definitions of the Call Strike Price and the Expiration Date therein with the following,

        Call Strike Price:           USD 44.273641

        Expiration Date:            For each Component, August 24, 2005.

        (d)    Supplemental Confirmation No. 4 is hereby amended by replacing the definitions of the Call Strike Price and the Expiration Date therein with the following:

        Call Strike Price:           USD 44.176509

        Expiration Date:            For each Component August 24, 2005.

        (e)    Supplemental Confirmation No. 5 is hereby amended by replacing the definitions of the Call Strike Price and the Expiration Date therein with the following:

        Call Strike Price:           USD 44.098175

        Expiration Date:            For each Component, August 24, 2005.

        Section 3.    Payments and Deliveries.  The parties acknowledge and agree that, as a result of Section 11(i) of the Master Confirmation, settlement of the Transactions on the Settlement Date will be effected through two equal (subject to rounding by the Calculation Agent to eliminate fractional Shares) deliveries of Shares against two equal payments, each on a delivery versus payment basis, separated by an amount of time as reasonably requested by Citibank.

        Section 4.    Non-reliance.  Counterparty hereby makes the representations and acknowledgments contained in Sections 13.1, 13.2 and 13.4 of the 2002 Definitions; provided that each reference therein to “a Transaction” or “such Transaction” shall be deemed a reference to this Amendment.

        Section 5.    Effectiveness.  This Amendment shall become effective on the date hereof  if and only if both Counterparty and Citibank have duly executed counterparts of this Amendment.

        Section 6.    Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

        Section 7.    Governing Law.  This amendment shall be governed by and construed in accordance with the laws of the State of New York.

        Section 8.    Confirmation of Agreements.  Except as amended hereby, all the terms of each Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

                                                                                                CIBC INVESTMENTS LIMITED

                                                                                                By:
                                                                                                        Name:
                                                                                                       Title:

                                                                                                CITIBANK, NA,

                                                                                                By:
                                                                                                       Authorized Representative